UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  May 22, 2008

NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

13135 South Dairy Ashford, Suite 800
Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (281) 276-6100

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL A.2. BELOW):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-2(c))

FORM 8-K

ITEM 7.01.	Regulation FD Disclosure.

The Registrant hereby incorporates by reference into this Item 7.01 the Noble Corporation and Subsidiaries Fleet Status Update as of May 22, 2008 of the Registrant, which is attached as Exhibit 99.1 and will be published on the Registrant’s Web site at http://www.noblecorp.com.  The report provides certain summary information about the operations of the drilling units of the Registrant.  The report is being furnished in accordance with Rule 101 (e) (1) under Regulation FD and shall not be deemed to be filed.

ITEM 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1	Noble Corporation and Subsidiaries Fleet Status Update as of May 22, 2008.

FORM 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NOBLE CORPORATION

Date: May 22, 2008	By:	/s/ THOMAS L. MITCHELL
Thomas L. Mitchell,
Senior Vice President and Chief Financial
Officer, Treasurer and Controller

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Noble Corporation and Subsidiaries Fleet Status Update as of May 22, 2008.